Fees Summary	Feb. 24, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 998,990,000.00
Previously Paid Amount	0.00
Total Fee Amount	137,960.52
Total Offset Amount	0.00
Net Fee	$ 137,960.52
Final Prospectus	false